SUPPLEMENT DATED OCTOBER 9, 2024

To the Prospectuses and Summary Prospectuses dated May 1, 2024, as amended, for

New York Life Insurance and Annuity Corporation (“NYLIAC”)

Corporate Executive Series Variable Universal Life Insurance Policies

CorpExec VUL II-V (“CEVUL II-V”)

CorpExec VUL VI (“CEVUL VI”)

and

CorpExec VUL Plus (“CEVUL Plus”)

and

to the Prospectus dated May 1, 2019, as amended, for

NYLIAC CorpExec Accumulator Variable Universal Life (“CEAVUL”)

INVESTING IN

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

This supplement amends the prospectuses, initial summary prospectuses, and updating summary prospectuses, as amended (each a “Prospectus,” and together, the “Prospectuses”) for the variable universal life policies referenced above offered through the NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I. You should read this information carefully and retain this supplement for future reference, together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in the Prospectus.

Hard Close and Liquidation of the Morgan Stanley Portfolio

The Morgan Stanley VIF Global Infrastructure Portfolio (“Morgan Stanley Portfolio”) has announced the closure of the Morgan Stanley Portfolio at the close of business on or about December 4, 2024 (the “Hard Close Date”) and a liquidation of the Morgan Stanley Portfolio on or about December 6, 2024 (the “Liquidation Date”).

As of the Hard Close Date, no new premiums or new transfers will be accepted into the Investment Division that invests in the Morgan Stanley Portfolio

Transfers from Morgan Stanley Portfolio to Fidelity® VIP Government Money Market Portfolio

On the Liquidation Date, if any policyowners have not transferred their remaining Cash Value out of the Investment Division that invests in the Morgan Stanley Portfolio as of such date, we will transfer the Cash Value allocated to the Morgan Stanley Portfolio into the Investment Division that invests in the Fidelity® VIP Government Money Market Portfolio—Initial Class (the “Replacement Portfolio”). All expenses incurred in connection with the transfer will be paid by either NYLIAC or an affiliate. You will not incur any fees, charges or any tax liability because of the transfer.

Prior to the Liquidation Date.

Before the Liquidation Date, if you have allocations in the Morgan Stanley Portfolio, you may transfer such allocations to any other available investment option without any charge or limitation (except potentially harmful transfers (see the “Limits on Transfers” section in the Prospectus for your policy)) and without the transfer counting toward the number of free transfers that otherwise may be made in a given Policy Year. Such transfer(s) will be based on the Accumulation Unit value of the Investment Division for the Morgan Stanley Portfolio as of the close of the Business Day that we receive the transfer request. All other transfers are subject to limitations, and may be subject to charges, as described in the Prospectus for your policy. Please see the Prospectus for your policy for information on how to complete transfers from the Investment Division for the Morgan Stanley Portfolio to other investment options that we currently offer.

Until the Hard Close Date, we will continue to process existing premium payments and automatic transactions (such as dollar cost averaging and automatic asset rebalancing) involving the Morgan Stanley Portfolio, unless you provide us with alternate allocation instructions. However, we will not process new premium payment allocations or transfers to the Investment Division that invests in the Morgan Stanley Portfolio as of the Hard Close Date.

On the Liquidation Date. Any of your allocations that remain in the Morgan Stanley Portfolio on the Liquidation Date will be redeemed. Those redemptions will then be used to purchase Accumulation Units in the Investment Division for the Replacement Portfolio. All policyowners affected by the transfer will receive a written confirmation of the transaction(s). The redemption and subsequent repurchase transactions required to effectuate the transfer will not be treated as transfers that count toward the number of free transfers that may otherwise be made in a given Policy Year.

Your Cash Value immediately prior to the Liquidation Date will be equal to your Cash Value immediately after the Liquidation Date; however, the number of units you receive in the Investment Division for the Replacement Portfolio may be different from the number of units in the Investment Division for the Morgan Stanley Portfolio. There will also be no change to your policy’s death benefit as a result of the transfer.

After the Liquidation Date. Immediately following the Liquidation Date, all references to the Morgan Stanley Portfolio in your Prospectus shall be deleted. In addition, for sixty (60) days following the Liquidation Date, you may transfer all or a portion of your Cash Value out of the Investment Division for the Replacement Portfolio to another investment option without any charge or limitation (except potentially harmful transfers (see the “Limits on Transfers” section in the Prospectus for your Policy)) and without the transfers counting toward the number of free transfers that otherwise may be made in a given Policy Year. Such transfers will be based on the Accumulation Unit value of the Investment Division for the Replacement Portfolio as of the close of the Business Day that we receive the transfer request. All other transfers are subject to limitations, and may be subject to charges, as described in the Prospectus for your policy. Please see the Prospectus for your policy for information on how to complete transfers from the Investment Division for the Replacement Portfolio to other investment options that we currently offer.

We will also continue to process premium payments and automatic transactions (such as dollar cost averaging and automatic asset rebalancing) after the Liquidation Date, except that allocations previously processed to or from the Morgan Stanley Portfolio will be processed to or from the Replacement Portfolio.

A complete list of the investment options that are available under your policy is set forth in the Prospectus for your policy. Information regarding the Replacement Portfolio, including the investment objective, policies, risks and fees and expenses, is contained in the Replacement Portfolio’s prospectus. You may obtain additional copies of the Replacement Portfolio’s Prospectus or the Prospectus for your policy by calling 1-888-695-4748.

The other sections of your Prospectus remain unchanged.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010